Item 77 Q1(g):  Exhibits

An Amendment to the Declaration and Agreement of Trust for the Lord Abbett Tax-Free Income Trust is hereby incorporated by reference to the Post-Effective Amendment No. 24 to the Trust's Registration Statement filed on June 26, 2003 (Accession Number: 00001047469-03-022360).